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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2002

Tom Brown, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-31308	95-1949781
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
555 SEVENTEENTH STREET, SUITE 1850 DENVER, COLORADO		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 260-5000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year,
If Changed Since Last Report)

Item 7. FINANCIAL STATEMENT AND EXHIBITS.

        99.1 - 2002 Financial Model Estimates

Item 9. REGULATION FD DISCLOSURE.

        The Company hereby incorporates by reference into this Item 9. the 2002 Financial Model Estimates attached as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K the information in this report (including the exhibit) shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. This report does not constitute a determination of whether any information included in this report is material.

        The document attached as Exhibit 99.1 is being furnished in this Form 8-K to provide public disclosure of the Company's estimates to permit preparation of financial models of the Company's operating activities for the third quarter and full-year 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2002	Tom Brown, Inc.
	By:	/s/ DANIEL G. BLANCHARD Daniel G. Blanchard Executive Vice President and Chief Financial Officer (Principal Financial Officer)
	By:	/s/ RICHARD L.SATRE Richard L.Satre Controller (Principal Accounting Officer)

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  Item 7. FINANCIAL STATEMENT AND EXHIBITS.
  Item 9. REGULATION FD DISCLOSURE.
SIGNATURE